united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Bryan Ashmus

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2019

Item 1. Reports to Stockholders.

Golub Group Equity Fund

Annual Report
January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 954-6682 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 954-6682. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Fund Adviser:

Golub Group, LLC
1850 Gateway Drive, Suite 100
San Mateo, CA 94404

Toll Free (866) 954-6682

Management’s Discussion Of Fund Performance For The Fiscal Year Ended January 31, 2019 (Unaudited)

The Golub Group Equity Fund (the “Fund”) returned -5.70% for the fiscal year ending January 31, 2019. In comparison, our benchmark, the S&P 500® Index (the “S&P 500”)*, returned -2.31% during the same period. Since inception on April 1, 2009, the Fund has returned 218.36% as compared to the 309.52% return of the benchmark.

Golub Group celebrated our 15-year anniversary on December 1, 2018. We are grateful to you, our clients for helping us turn a vision into a reality by offering us your trust. We are grateful to our team, who have seen in Golub Group and our clients something special, worth the commitment of their time and careers. We are grateful to Michael Golub, who offered his experience and wisdom from the firm’s founding to his passing in 2016. What we are today was his vision for the firm, we know he would be proud.

The S&P 500 had its first negative return for the calendar year, ending a nine year run of consecutive positive returns. All of the loss occurred in the fourth quarter with the S&P 500 falling 13.5%, as the market became fixated on the prospects of higher interest rates, a slowing global economy, the U.S. government shutdown and the concern around trade and tariff disputes with China. This marked the worst quarter and year for the markets since 2008 and the worst December since 1931. The only thing remotely positive that can be said about the markets return is that it could have been worse. U.S. markets soundly beat foreign developed and emerging market indexes. The MSCI World Index (developed countries) lost -8.2%, and the MSCI Emerging Markets Index declined by -14.5% for the full year.

During the period, the Fund underperformed on a relative basis primarily due to security selection. From a sector perspective, relative to the benchmark, the portfolio maintained an overweight position in Information Technology, Healthcare and Industrial sectors. Our largest weighted sector, Information Technology, was also our best performing sector and the only sector that generated a positive return for the period. Our top performing stocks were Fiserv, up 17.8%; Microsoft, up 9.8%; and W.W. Grainger, up 9.5%. Berkshire Hathaway ended the period as our largest holding followed by Flowserve, Allergan and Cognizant.

From a sector perspective, Basic Materials and Healthcare were our worst performing sectors. Two Industrial holdings, Colfax and General Electric, were our worst performing stocks, falling 43.0% and 36.3%, respectively, during the period.

We added the following three (3) new positions to the Fund: General Electric, Walt Disney and Wells Fargo. During the period we sold the following four (4) positions in their entirety: General Motors, Mondelez, Chipotle Mexican Grill and Colfax.

In addition to the stock and security selection, the advisor’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap impacted performance. Had the advisor not waived and reimbursed these expenses, the performance of the Fund would have been lower.

Management’s Discussion Of Fund Performance For The Fiscal Year Ended January 31, 2019 (Unaudited)

We remain focused on our long term discipline of investing in high-quality, large-cap businesses that trade at attractive valuations and are confident that our style of investing is particularly well-suited for the period ahead.

Sincerely,

Golub Group, LLC

* The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-866-954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results (Unaudited)

Average Annual Total Returns as of January 31, 2019 (a)

	One Year	Three Year	Five Year	Since Inception (April 1, 2009)
Golub Group Equity Fund	-5.70%	10.24%	7.90%	12.49%
S&P 500® Index(b)	-2.31%	14.02%	10.96%	15.41%

Total annual operating expenses, as disclosed in the most recent Golub Group Equity Fund (the “Fund”) prospectus dated May 31, 2018, were 1.35% of average daily net assets (1.27% after fee waivers/expense reimbursements by Golub Group, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2019, so that Total Annual Fund Operating Expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or expense reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 954-6682.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Information pertaining to the Fund’s expense ratios as of January 31, 2019 can be found in the financial highlights.

(b)

The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (866) 954-6682. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Investment Results (Unaudited)

Comparison of the Growth of a $10,000 Investment in the
Golub Group Equity Fund and the S&P 500® Index
(Unaudited)

The chart above assumes an initial investment of $10,000 made on April 1, 2009 (commencement of Fund operations) and held through January 31, 2019. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (866) 954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets. As of January 31, 2019, the Fund held no securities in the Consumer Staples, Energy, Real Estate or Utilities sectors.

The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

Golub Group Equity Fund
Schedule of Investments

January 31, 2019

	Shares	Fair Value
COMMON STOCKS — 87.98%

Communication Services — 12.29%
Alphabet, Inc., Class A(a)	2,152	$2,422,915
Facebook, Inc., Class A(a)	18,840	3,140,440
Walt Disney Company (The)	10,760	1,199,955
		6,763,310
Consumer Discretionary — 5.15%
Booking Holdings, Inc.(a)	559	1,024,541
Expedia Group, Inc.	15,165	1,808,426
		2,832,967
Financials — 17.28%
Bank of America Corporation	36,465	1,038,159
Bank of New York Mellon Corporation (The)	35,295	1,846,634
Berkshire Hathaway, Inc., Class B(a)	18,750	3,853,875
Citigroup, Inc.	26,610	1,715,281
Wells Fargo & Company	21,685	1,060,613
		9,514,562
Health Care — 16.69%
Allergan plc	20,555	2,959,509
Laboratory Corporation of America Holdings(a)	17,680	2,463,708
Medtronic plc	20,495	1,811,553
Novartis AG - ADR	22,285	1,950,383
		9,185,153
Industrials — 12.21%
Deere & Company	6,815	1,117,660
Flowserve Corporation	67,135	2,956,626
General Electric Company	162,540	1,651,406
W.W. Grainger, Inc.	3,365	993,987
		6,719,679
Information Technology — 19.27%
Apple, Inc.	14,595	2,429,192
Cognizant Technology Solutions Corporation, Class A	36,650	2,553,772
Fiserv, Inc.(a)	20,295	1,683,064
Microsoft Corporation	17,745	1,853,110
Visa, Inc., Class A	15,495	2,091,980
		10,611,118
Materials — 5.09%
Owens-Illinois, Inc.	139,665	2,803,077
Total Common Stocks (Cost $42,284,548)		48,429,866

6	See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Schedule of Investments (continued)

January 31, 2019

	Shares	Fair Value
MONEY MARKET FUNDS — 12.00%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.32%(b)	6,607,322	$6,607,322
Total Money Market Funds (Cost $6,607,322)		6,607,322

Total Investments — 99.98% (Cost $48,891,870)		55,037,188

Other Assets in Excess of Liabilities — 0.02%		9,044

NET ASSETS — 100.00%		$55,046,232

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2019.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	7

Golub Group Equity Fund
Statement of Assets and Liabilities

January 31, 2019

Assets
Investments in securities at fair value (cost $48,891,870) (Note 3)	$55,037,188
Receivable for fund shares sold	27,085
Dividends receivable	45,093
Prepaid expenses	10,233
Total Assets	55,119,599
Liabilities
Payable to Adviser (Note 4)	37,654
Payable to Administrator (Note 4)	9,337
Payable to trustees	533
Payable for Professional Fees	19,784
Other accrued expenses	6,059
Total Liabilities	73,367
Net Assets	$55,046,232
Net Assets consist of:
Paid-in capital	$47,793,847
Accumulated earnings	7,252,385
Net Assets	$55,046,232
Shares outstanding (unlimited number of shares authorized, no par value)	3,243,804
Net asset value ("NAV"), offering and redemption price per share (Note 2)	$16.97

8	See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Statement of Operations

For the year ended January 31, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $26,593)	$766,404
Total investment income	766,404
Expenses
Investment Adviser fees (Note 4)	582,875
Administration fees (Note 4)	57,101
Fund accounting fees (Note 4)	25,000
Legal fees	23,098
Transfer agent fees (Note 4)	20,000
Audit and tax preparation fees	18,000
Printing and postage expenses	11,940
Custodian fees	9,981
Trustee fees	8,744
Insurance expenses	8,062
Registration expenses	6,200
Miscellaneous	17,227
Total expenses	788,228
Fees contractually waived by Adviser (Note 4)	(59,903)
Net operating expenses	728,325
Net investment income	38,079
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	3,492,478
Net change in unrealized appreciation/(depreciation) of investment securities	(7,220,288)
Net realized and change in unrealized loss on investments	(3,727,810)
Net decrease in net assets resulting from operations	$(3,689,731)

See accompanying notes which are an integral part of these financial statements.	9

Golub Group Equity Fund
Statements of Changes in Net Assets

	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$38,079	$6,341
Net realized gain on investment securities transactions	3,492,478	4,778,617
Net change in unrealized appreciation (depreciation) of investment securities	(7,220,288)	4,959,470
Net increase (decrease) in net assets resulting from operations	(3,689,731)	9,744,428
Distributions to Shareholders (Note 2)	(4,059,632)	(4,486,398)
Capital Transactions
Proceeds from shares sold	4,740,949	5,238,281
Reinvestment of distributions	4,059,632	4,486,398
Amount paid for shares redeemed	(8,377,509)	(6,428,589)
Net increase in net assets resulting from capital transactions	423,072	3,296,090
Total Increase (Decrease) in Net Assets	(7,326,291)	8,554,120
Net Assets
Beginning of year	62,372,523	53,818,403
End of year	$55,046,232	$62,372,523
Share Transactions
Shares sold	261,657	279,029
Shares issued in reinvestment of distributions	248,752	246,235
Shares redeemed	(475,935)	(341,724)
Net increase in shares outstanding	34,474	183,540

(a)	For the year ended January 31, 2018, the Fund had Distributions to Shareholders from net realized gains of $4,486,398. As of January 31, 2018, accumulated net investment loss was $(32,373).

10	See accompanying notes which are an integral part of these financial statements.

Golub Group Equity Fund
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net asset value, beginning of year	$19.43	$17.79	$15.96	$17.98	$17.94

Investment operations:
Net investment income	0.01	— (a)	0.04	0.06	0.07
Net realized and unrealized gain (loss) on investments	(1.17)	3.13	3.18	0.11	1.54
Total from investment operations	(1.16)	3.13	3.22	0.17	1.61

Less distributions to shareholders from:
Net investment income	—	—	(0.05)	(0.05)	(0.07)
Net realized gains	(1.30)	(1.49)	(1.34)	(2.14)	(1.50)
Total distributions	(1.30)	(1.49)	(1.39)	(2.19)	(1.57)

Net asset value, end of year	$16.97	$19.43	$17.79	$15.96	$17.98

Total Return(b)	(5.70)%	18.18%	20.21%	0.42%	8.74%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$55,046	$62,373	$53,818	$43,939	$46,249
Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before expense waiver	1.35%	1.33%	1.37%	1.40%	1.39%
Ratio of net investment income to average net assets after expense waiver	0.07%	0.01%	0.22%	0.34%	0.33%
Portfolio turnover rate	31.30%	22.38%	26.59%	42.99%	34.45%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.	11

Golub Group Equity Fund
Notes to the Financial Statements

January 31, 2019

NOTE 1. ORGANIZATION

The Golub Group Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Golub Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the fiscal year ended January 31, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis as determined under the direction of the Board.

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share (“NAV”) of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2019:

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$48,429,866	$—	$—	$48,429,866
Money Market Funds	6,607,322	—	—	6,607,322
Total	$55,037,188	$—	$—	$55,037,188

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2019, the Adviser earned a fee of $582,875 from the Fund before the waivers described below. At January 31, 2019, the Fund owed the Adviser $37,654.

The Adviser has contractually agreed to waive its management fee or limit its fee and reimburse certain Fund operating expenses, until May 31, 2019, so that the ratio of total annual operating expenses does not exceed 1.25%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds, closed-end funds and money market funds that have their own expenses. For the fiscal year ended January 31, 2019, the Adviser waived fees of $59,903. Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within three years following the date in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement and any expense limitation in place at the time of repayment. As of January 31, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $166,647 from the Fund no later than January 31, 2022.

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended January 31, 2019, the Administrator earned fees of $57,101 for administration services, $25,000 for fund accounting services and $20,000 for transfer agent services. At January 31, 2019, the Fund owed the Administrator $9,337 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended January 31, 2019.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2019.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2019, purchases and sales of investment securities, other than short-term investments, were $15,666,151 and $16,694,992, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended January 31, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$9,018,361
Gross unrealized depreciation	(2,896,735)
Net unrealized appreciation on investments	6,121,626
Tax cost of investments	$48,915,562

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

The tax character of distributions for the fiscal years ended January 31, 2019 and January 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income(a)	$—	$110,328
Long-term capital gains	4,059,632	4,376,070
Total taxable distributions	$4,059,632	$4,486,398

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions

At January 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,706
Undistributed long-term capital gains	1,125,053
Accumulated capital and other losses	—
Unrealized appreciation (depreciation)	6,121,626
Total	$7,252,385

At January 31, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

Golub Group Equity Fund
Notes to the Financial Statements (continued)

January 31, 2019

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Golub Group Equity Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Golub Group Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 25, 2019

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2018 through January 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 950.30	$6.14	1.25%
Hypothetical(b)	$1,000.00	$ 1,018.90	$6.36	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2018 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2019, the Fund designated $4,059,632 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019).
Ira P. Cohen, 60 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (4 portfolios); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 57 Trustee Since March 2017	Current: Vice Chairman of Ultimus Fund Solutions, LLC (since 1999). Previous: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 34 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 46 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Renewal (Unaudited)

At a meeting held on December 3-4, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Golub Agreement”) between Valued Advisers Trust (the “Trust”) and Golub Group, LLC (“Golub”) with respect to the Golub Group Equity Fund (the “Golub Fund”). Golub provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Golub and the Golub Agreement. In assessing these factors, the Board took into consideration information furnished by Golub and Trust management for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Golub Fund and its shareholders by Golub; (ii) quarterly assessments of the investment performance of the Golub Fund by personnel of Golub; (iii) commentary on the reasons for the Golub Fund’s performance; (iv) presentations by Golub addressing Golub’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Golub Fund and Golub; (vi) disclosure information contained in the registration statement for the Golub Fund and the Form ADV of Golub; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Golub Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Golub, including its financial information, a description of personnel and the services it provides to the Golub Fund; information on Golub’s investment advice and performance; summaries of the Golub Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Golub Fund; and (c) the benefits to be realized by Golub from its relationship with the Golub Fund. The Board did not identify any particular information that was most relevant to its consideration of the Golub Agreement and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by Golub. In this regard, the Board considered Golub’s responsibilities under the Golub Agreement. The Trustees considered the services being provided by Golub to the Golub Fund. The Trustees discussed, among other things: the quality of Golub’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Golub Fund’s investment objectives and limitations, its coordination of services for the Golub Fund among the Golub Fund’s service providers, and its efforts to promote the Golub Fund and grow its assets. The Trustees considered Golub’s continuity of, and commitment to retain, qualified personnel and Golub’s commitment to maintain and enhance its resources and systems. The Trustees considered Golub’s personnel, including the education and experience of the personnel. The Trustees noted the addition of personnel to the research team, and the potential benefits to the Golub Fund. They also discussed the termination of Golub’s Chief Investment Officer, including the reasons for the termination and the anticipated effect on the services provided by Golub. After considering the foregoing information and further information in the Meeting materials provided by Golub (including

Investment Advisory Agreement Renewal (Unaudited) (continued)

Golub’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Golub were satisfactory and adequate for the Golub Fund.

2.

Investment Performance of the Golub Fund and Golub. In considering the investment performance of the Golub Fund and Golub, the Trustees compared the performance of the Golub Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Golub Fund’s benchmark. The Trustees noted that the Golub Fund had underperformed compared to its peer group average for the one month and one year periods ended September 30, 2018, but had outperformed for the three month, year-to-date, three year, and five year periods ended on that date. They observed that the Golub Fund performed slightly better than its benchmark for the three month period, but had underperformed for all other periods presented. The Trustees observed that the Golub Fund had outperformed its category average for the one month, three month and year-to-date periods ended September 30, 2018, but had underperformed for the one year, three year, and five year periods. The Trustees also considered the consistency of Golub’s management of the Golub Fund with its investment objective, strategies, and limitations. The Trustees considered the Golub Fund’s performance relative to the performance of Golub’s equity composite and noted that the performance of the composite was higher for 2017. They considered Golub’s explanation regarding the reasons for the difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Golub Fund further, Golub’s experience managing the Golub Fund, Golub’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Golub Fund and Golub was acceptable.

3.

The costs of the services to be provided and profits to be realized by Golub from the relationship with the Golub Fund. In considering the costs of services to be provided and the profits to be realized by Golub from the relationship with the Golub Fund, the Trustees considered: (1) Golub’s financial condition; (2) the asset level of the Golub Fund; (3) the overall expenses of the Golub Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Golub regarding its profits associated with managing the Golub Fund. The Trustees also considered potential benefits for Golub in managing the Golub Fund. The Trustees then compared the fees and expenses of the Golub Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Golub Fund’s advisory fee and net expense ratio were above the average and median of its Morningstar category, but well below the maximum net expense ratio and 50 basis points below the maximum advisory fee. They also noted that the Golub Fund’s advisory fee was comparable to the average and median of its custom peer group, and the net expense ratio was below the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Golub by the Golub Fund and the profits to be realized by Golub, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

4.

The extent to which economies of scale would be realized as the Golub Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Golub Fund’s investors. In this regard, the Board considered the Golub Fund’s fee arrangements with Golub. The Board considered that while the management fee remained the same at all asset levels, the Golub Fund’s

Investment Advisory Agreement Renewal (Unaudited) (continued)

shareholders had experienced benefits from the Golub Fund’s expense limitation arrangement, and that Golub had agreed to extend that arrangement for another year. They also noted that the Golub Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Golub. In light of the foregoing, the Board determined that the Golub Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

5.

Possible conflicts of interest and benefits to Golub. In considering Golub’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Golub Fund; the basis of decisions to buy or sell securities for the Golub Fund and/or Golub’s other accounts; and the substance and administration of Golub’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Golub’s potential conflicts of interest. The Trustees discussed Golub’s practices for seeking best execution for the Golub Fund’s portfolio transactions. In terms of other benefits to Golub, the Trustees considered Golub’s perspective that the Golub Fund provides an investment option for smaller accounts, and that the public nature of the Golub Fund provides credibility to Golub’s operations. Based on the foregoing, the Board determined that Golub’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Golub Agreement.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-866-954-6682

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

This page is intentionally left blank.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Trustees

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

Officers

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

Investment Adviser

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Distributor

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Custodian

Huntington National Bank

41 South High Street

Columbus, OH 43215

Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

BELMONT THETA INCOME FUND

Annual Report
January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 789-1087 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 789-1087. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Fund Adviser:

Belmont Capital, LLC d/b/a Belmont Capital GroupTM
1875 Century Park E., Suite 1780
Los Angeles, CA 90067

Dear Shareholders:

Overview:

The Belmont Theta Income Fund (the “Fund”) was launched on April 30th, 2018, with the goal of offering our income generating Theta Overlay Program options strategy in a mutual fund format. The objective of the Fund is the long-term growth of capital and income generation with limited correlation to equity markets.

Performance Results:

For the 9 months ended January 31st, 2019, Class I shares of the Belmont Theta Income Fund returned -1.20%. The Fund’s primary benchmark, the CBOE S&P 500 Iron Condor Index (the “benchmark”), returned -6.62% for the same period.

Explanation of Fund Performance:

The Fund purchases short-term government fixed income securities as collateral for the Theta Overlay Program options strategy. The Fund seeks to generate returns through yield of the government short-term fixed income securities and option premium income realized. The options strategy writes out of the money call and put spreads on the S&P 500 to capitalize on time decay and the volatility risk premium (VRP). Historically, there has been premium between the implied volatility of option pricing and realized volatility of the S&P 500 which the Fund seeks to exploit. The strategy prefers moderate volatility while short-term high velocity moves in the S&P 500 can be negative for strategy performance.

The Fund outperformed its primary benchmark for the period. The strategy was profitable in the partial 2nd Quarter of 2018 returning +1.45% as option premiums and fixed-income yields were helpful to strategy performance. For the full 3rd Quarter, the options strategy specifically short calls spread were challenging for Fund performance as the S&P 500 continued a fairly persistent upward trend resulting in a -0.10% return for the Fund. The 4th Quarter was challenging for equity markets with the S&P 500 returning -13.52% and the benchmark returning -7.88% during the period. The Fund returned -0.94% during the same time as our active risk management of short put spread positions and cautious stance was very helpful versus the passive approach of the benchmark. Equity markets reversed course substantially in January 2019 with the S&P 500 returning +8.01% while the Fund returned -1.59% due to losses on call spread positions.

Outlook:

Looking forward we believe the Theta Overlay Program options strategy should continue to benefit from the volatility risk premium (VRP) and our proactive risk management approach that has been tested since 2011. An equity market with less extremes (upside & downside) than experienced recently would also benefit this component of the Fund We also feel that the fixed income portion of the portfolio should continue to generate similar yields or higher should the Federal Reserve raise interest rates over time.

Thank you for your continued support and please reach out with any questions or visit www.belmontcapfunds.com for other information about the Fund.

Stephen J. Solaka
Managing Partner & Portfolio Manager

1

Investment Results (Unaudited)

Total Returns(a)
(For the period ended January 31, 2019)

Since Inception (April 30, 2018)
Belmont Theta Income Fund - Institutional Class	-1.20%
CBOE S&P 500 Iron Condor Index (b)	-6.62%
FTSE 3-Month Treasury Bill Index (c)	1.58%

Total annual operating expenses based on estimated amounts for the current fiscal year, as disclosed in the Belmont Theta Income Fund (the “Fund”) prospectus dated April 16, 2018, were 2.40% of average daily net assets (1.99% after fee waivers/expense reimbursements by Belmont Capital, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2020, so that Total Annual Fund Operating Expenses do not exceed 1.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds (“ETFs”), that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of fee waiver or expense reimbursement and the expense limitation in place at the time of the repayment. Additional information pertaining to the Fund’s expense ratios as of January 31, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 789-1087.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The CBOE S&P 500 Iron Condor Index (“Index”) is designed to track the performance of a hypothetical option trading strategy that 1) sells a rolling monthly out-of-the-money (OTM) S&P 500 Index (SPX) put option (delta ≈ - 0.20) and a rolling monthly out-of-the-money (OTM) SPX call option (delta ≈ 0.20); 2) buys a rolling monthly OTM SPX put option (delta ≈ - 0.05) and a rolling monthly OTM SPX call option (delta ≈ 0.05) to reduce risk; and 3) holds a money market account invested in one-month Treasury bills, which is rebalanced on option roll days and is designed to limit the downside return of the index.

(c)	The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

2

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on April 30, 2018 (commencement of operations) and held through January 31, 2019. The CBOE S&P 500 Iron Condor Index (“Index”) is designed to track the performance of a hypothetical option trading strategy that 1) sells a rolling monthly out-of-the-money (OTM) S&P 500 Index (SPX) put option (delta ≈ - 0.20) and a rolling monthly out-of-the-money (OTM) SPX call option (delta ≈ 0.20); 2) buys a rolling monthly OTM SPX put option (delta ≈ - 0.05) and a rolling monthly OTM SPX call option (delta ≈ 0.05) to reduce risk; and 3) holds a money market account invested in one-month Treasury bills, which is rebalanced on option roll days and is designed to limit the downside return of the index. The FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 789-1087. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Fund Holdings (Unaudited)

January 31, 2019

(a)	As a percentage of net assets.

The investment objective of the Fund is to seek long-term growth of capital and income generation with limited correlation to equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

4

Belmont Theta Income Fund
Schedule of Investments

January 31, 2019

	Principal Amount	Fair Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS(a)(b) — 88.86%

U.S. Treasury Bills, 2.12%, 2/14/2019	$1,500,000	$1,498,751
U.S. Treasury Bills, 2.33%, 3/28/2019	1,000,000	996,371
U.S. Treasury Bills, 2.35%, 4/11/2019	1,000,000	995,484
U.S. Treasury Bills, 2.37%, 4/18/2019	1,000,000	995,028
U.S. Treasury Bills, 2.19%, 4/25/2019	1,500,000	1,491,925
U.S. Treasury Bills, 2.44%, 5/23/2019	1,000,000	992,708
U.S. Treasury Bills, 2.40%, 6/6/2019	1,000,000	991,748
U.S. Treasury Bills, 2.41%, 6/27/2019	500,000	495,169
U.S. Treasury Bills, 2.37%, 7/11/2019	1,000,000	989,339
U.S. Treasury Bills, 2.40%, 11/7/2019	2,000,000	1,962,051
Total U.S. Government & Agency Obligations (Cost $11,411,275)		11,408,574

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED — 0.55%

S&P 500 Index	148	$40,020,680	$2,780.00	February 2019	$70,300
Total Call Options Purchased (Cost $30,077)					70,300

Total Investments — 89.41% (Cost $11,441,352)					11,478,874
Other Assets in Excess of Liabilities — 10.59%					1,359,958
NET ASSETS — 100.00%					$12,838,832

(a)	The rate shown represents effective yield at time of purchase.
(b)	All or a portion of these securities are held as collateral for options.

See accompanying notes which are an integral part of these financial statements.	5

Belmont Theta Income Fund
Schedule of Open Written Option Contracts

January 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS – (2.54)%

S&P 500 Index	(148)	$(40,020,680)	$2,720.00	February 2019	$(326,340)
Total Written Call Options (Premiums Received $265,479)					$(326,340)

6	See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Statement of Assets and Liabilities

January 31, 2019

Assets
Investments in securities at fair value (cost $11,441,352) (Note 3)	$11,478,874
Cash	1,716,800
Interest receivable	2,788
Deferred offering cost (Note 2)	5,579
Prepaid expenses	11,407
Total Assets	13,215,448
Liabilities
Payable to broker	14,868
Options written, at fair value (premium received $265,479)	326,340
Payable to Adviser (Note 4)	4,447
Payable to Administrator (Note 4)	6,056
Other accrued expenses	24,905
Total Liabilities	376,616
Net Assets	$12,838,832
Net Assets consist of:
Paid-in capital	13,101,506
Accumulated earnings (deficit)	(262,674)
Net Assets	$12,838,832
Shares outstanding (unlimited number of shares authorized, no par value)	649,808
Net asset value, offering and redemption price per share (Note 2)	$19.76

See accompanying notes which are an integral part of these financial statements.	7

Belmont Theta Income Fund
Statement of Operations

For the period ended January 31, 2019 (a)

Investment Income
Dividend income	$242
Interest income	110,676
Total investment income	110,918
Expenses
Investment Adviser fees (Note 4)	90,203
Administration fees (Note 4)	27,000
Audit and tax preparation fees	19,450
Organizational costs (Note 2)	19,000
Fund accounting fees (Note 4)	18,514
Offering costs (Note 2)	17,560
Legal fees	17,058
Transfer agent fees (Note 4)	9,000
Trustee fees	4,589
Printing and postage expenses	4,262
Registration expenses	3,559
Custodian fees	2,750
Interest expense	10,935
Miscellaneous expenses	12,359
Total expenses	256,239
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(142,741)
Net operating expenses	113,498
Net investment loss	(2,580)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(265,697)
Written options	26,362
Change in unrealized appreciation/(depreciation) on:
Investment securities	37,522
Written options	(60,861)
Net realized and change in unrealized loss on investments	(262,674)
Net decrease in net assets resulting from operations	$(265,254)

(a)	For the period April 30, 2018 (commencement of operations) through January 31, 2019.

8	See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Statement of Changes in Net Assets

For the Period Ended January 31, 2019(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(2,580)
Net realized loss on investment securities transactions and written options	(239,335)
Net change in unrealized depreciation of investment securities and written options	(23,339)
Net decrease in net assets resulting from operations	(265,254)
Capital Transactions - Institutional Class:
Proceeds from shares sold	13,968,292
Amount paid for shares redeemed	(864,206)
Net increase in net assets resulting from capital transactions	13,104,086
Total Increase in Net Assets	12,838,832
Net Assets
Beginning of period	—
End of period	$12,838,832
Share Transactions - Institutional Class:
Shares sold	692,755
Shares redeemed	(42,947)
Net increase in shares	649,808

(a)	For the period April 30, 2018 (commencement of operations) through January 31, 2019.

See accompanying notes which are an integral part of these financial statements.	9

Belmont Theta Income Fund
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended January 31, 2019(a)
Selected Per Share Data:
Net asset value, beginning of period	$20.00

Investment operations:
Net investment loss	—	(b)
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	(0.24)

Net asset value, end of period	$19.76

Total Return (c)	(1.20	)%(d)

Ratios and Supplemental Data:

Net assets, end of period (000)	$12,839
Ratio of net expenses to average net assets	2.20	%(e)(f)
Ratio of expenses to average net assets before waiver and reimbursement	4.97	%(e)
Ratio of net investment income (loss) to average net assets	(0.05	)%(e)
Portfolio turnover rate	0	%(d)

(a)	For the period April 30, 2018 (commencement of operations) through January 31, 2019.
(b)	Amount is less than $0.005.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	This ratio includes the impact of broker interest fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 1.99% for the period ended January 31, 2019.

10	See accompanying notes which are an integral part of these financial statements.

Belmont Theta Income Fund
Notes to the Financial Statements

January 31, 2019

NOTE 1. ORGANIZATION

The Belmont Theta Income Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund commenced operations on April 30, 2018. The Fund’s investment adviser is Belmont Capital, LLC d/b/a Belmont Capital GroupTM (the “Adviser”). The investment objective of the Fund is to seek long-term growth of capital and income generation with limited correlation to equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended January 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period ended January 31, 2019, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $23,139 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $19,000 incurred in connection with the organization of the Fund were expensed as incurred. As of January 31, 2019, the amount of the offering costs remaining to amortize is $5,579.

11

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the fiscal year ended January 31, 2019, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated Earnings	Paid-In Capital
$2,580	$(2,580)

Share Valuation – The net asset value of the Fund is calculated each day The New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Options – The Fund utilizes an option premium collection strategy that implements a put spread and a call spread on the S&P 500® Index (SPX) to create a number of defined-risk trades. A defined-risk trade is essentially where a series of financial instruments (such as options) are entered into where the terms and conditions of the financial instruments are, in combination, designed to limit the overall risk. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying investments, and therefore may be subject to greater fluctuation than an investment in the underlying instruments themselves.

12

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

In implementing its option premium collection strategy, the Fund will sell (write) a put option (creating a short position) while simultaneously purchasing another put option at a different strike price (creating a long position) – the combination of these two put option positions creates a defined-risk trade. Additionally, the Fund will sell (write) a call option (creating another short position) while simultaneously purchasing another call option at a different strike price (creating another long position) – the combination of these two call options positions creates another defined-risk trade for the Fund. The Fund’s put spreads and call spreads each contain the following characteristics: (i) the long and short options of each spread have the same number of contracts, (ii) the long option of each spread will have a further out-of-the-money strike price than the short option; (iii) the long option of each spread will have at least the same or longer expiration date than the short option.

The Fund generally utilizes weekly and monthly SPX options with expirations of 90 days or less. SPX options are European-style options, which means that they can be exercised only at expiration. Based on the Adviser’s assessment of market conditions, the Adviser may close one or more sides of a spread at any time for purposes of risk management of the Fund.

The Adviser monitors all SPX option strikes for the optimal sale of put spreads and call spreads. Once the Fund has entered into a written option position, the Adviser attempts to realize as much of the net premium as possible. The Fund may decide to close its option spread positions prior to expiration, which may result in realizing less than the net option premium initially collected. Positions are generally re-set on a monthly basis, but the Adviser may determine to close and/or adjust option spreads prior to expiration for purposes of risk management. The Adviser may at times determine to take a temporary defensive position and not implement its option spread writing investment strategy. The option premium collection strategy may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential. The Fund may lose significantly more than the premium it receives in highly volatile market conditions.

The Fund is required to pledge collateral for the option trades and it will hold cash, money market instruments, or treasury bills as collateral for all such options trades. The Fund’s custodian will segregate such collateral for the benefit of the counterparty. Therefore, the Fund must typically maintain a large percentage of cash and cash equivalents within the Fund. The Fund’s option spread positions will effectively lever the portfolio and will target a notional exposure of no greater than three times the pledged collateral value.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2019, and the effect of derivative instruments on the Statement of Operations for the period ended January 31, 2019.

13

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

As of January 31, 2019:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Options Purchased	Investments in securities at fair value		$70,300
Options Written		Options written at fair value	(326,340)

For the period ended January 31, 2019:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Options Purchased	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investment securities	$(265,697)	$40,223
Options Written	Net realized gain (loss) and change in unrealized appreciation (depreciation) on written options	26,362	(60,861)

The following summarizes the average ending monthly market value of derivatives outstanding during the period ended January 31, 2019:

Derivative	Average Market Value
Options Purchased	$30,676
Options Written	(100,297)

14

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2019:

				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Written Call Options	$326,340	$—	$326,640	$(326,340)	$—	$—

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

15

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities, including U.S. Government/Agency obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at net asset value (“NAV”). These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, options are valued at the most recent bid price. If there is no such reported bid on the valuation date, options are valued at the most recent ask price. On the last business day of each month, the Chicago Board Options Exchange (“CBOE”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500 Index (SPX) option series. For month-end valuations of SPX, the CBOE adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that

16

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$11,408,574	$—	$11,408,574
Call Options Purchased	—	70,300	—	70,300
Total	$—	$11,478,874	$—	$11,478,874

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$—	$(326,340)	$—	$(326,340)
Total	$—	$(326,340)	$—	$(326,340)

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of the Fund. For the period ended January 31, 2019, the Adviser earned a fee of $90,203 from the Fund before the waivers described below. At January 31, 2019, the Fund owed the adviser $4,447.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, until May 31, 2020, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.99%.

17

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within three years following the date the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through May 31, 2020. The expense cap may not be terminated prior to this date except by the Board. For the period ended January 31, 2019, the Adviser waived fees or reimbursed expenses totaling $142,741. As of January 31, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $142,741 from the Fund, pursuant to the aforementioned conditions, no later than January 31, 2022.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the period ended January 31, 2019, the Administrator earned fees of $27,000 for administration and compliance services, $18,514 for fund accounting services and $9,000 for transfer agent services. At January 31, 2019, the Administrator was owed $6,056 for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the period ended January 31, 2019, there were no purchases or sales of investment securities, including U.S. government obligations, other than short-term investments and short-term U.S. government obligations.

There were no purchases or sales of long-term U.S. government obligations during the period ended January 31, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At January 31, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$69
Gross unrealized depreciation	(2,769)
Net unrealized depreciation on investments	$(2,700)

At January 31, 2019, the aggregate cost of securities and options for federal income tax purposes was $11,155,234 for the Fund.

18

Belmont Theta Income Fund
Notes to the Financial Statements (continued)

January 31, 2019

At January 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Net unrealized appreciation (depreciation)	Accumulated Capital and Other Losses	Total
$(2,700)	$(259,974)	$(262,674)

As of January 31, 2019, the Fund has available for tax purposes an unused capital loss carryforward of $103,990 of short-term capital losses and $155,984 of long-term capital losses, with no expiration, which are available to offset against future taxable net capital gains, if any.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Belmont Theta Income Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open written option contracts, of Belmont Theta Income Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 30, 2018 (commencement of operations) through January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 25, 2019

20

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example in the table below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2018 to January 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Belmont Theta Income Fund	Beginning Account Value, August 1, 2018	Ending Account Value, January 31, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 969.10	$10.97	2.21%
Hypothetical(b)	$1,000.00	$ 1,014.06	$11.23	2.21%

(a)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365.
(b)	Hypothetical assumes a 5% return before expenses.

21

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, 51 Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).	Trustee, Angel Oak Funds Trust (since February 2019) (4 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019).
Ira P. Cohen, 60 Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (4 portfolios); Chairman (since April 2017); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017).

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Mark J. Seger, 57 Trustee Since March 2017	Current: Vice Chairman of Ultimus Fund Solutions, LLC (since February 2019). Previous: Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

22

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, Age, Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, 34 Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015). Previous: Vice President, Citigroup, Inc. (July 2009 to February 2015).	None.
Bryan W. Ashmus, 46 Principal Financial Officer and Treasurer Since December 2013

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015).

None.
Brandon R. Kipp, 35 Chief Compliance Officer Since October 2017

Current: Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (since July 2017).

Previous: Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017); Officer and Lead Fund Administrator, UMB Fund Services, Inc. (May 2012 to March 2014).

None.
Carol J. Highsmith, 54 Vice President Since August 2008 Secretary Since March 2014

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (November 1994 to December 2015), most recently Vice President of Legal Administration (2005 to December 2015).

None.

*	The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 12 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 789-1087 to request a copy of the SAI or to make shareholder inquiries.

23

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-789-1087

24

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

25

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 789-1087 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Brandon R. Kipp, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Belmont Capital, LLC d/b/a Belmont Capital GroupTM

1875 Century Park E., Suite 1780

Los Angeles, CA 90067

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Golub Group Equity Fund	FY 2019	$13,500
	FY 2018	$13,500

Belmont Theta Income Fund	FY 2019	$14,500

(b)	Audit-Related Fees

Golub Group Equity Fund	FY 2019	$0
	FY 2018	$0

Belmont Theta Income Fund	FY 2019	$0

(c)	Tax Fees

Golub Group Equity Fund	FY 2019	$3,000
	FY 2018	$3,000

Belmont Theta Income Fund	FY 2019	$3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Golub Group Equity Fund	FY 2019	$0
	FY 2018	$0

Belmont Theta Income Fund	FY 2019	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$6,000	$0
FY 2018	$3,000	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	4/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	4/1/2019

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	4/1/2019